Exhibit 99.1

Monthly Volume Summary: March 2011 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]								March 2011 Highlights:

Purchases and Issuances	Sales and Other Activity [3]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 4.7% in March.

>  Single-family refinance-loan purchase and guarantee volume was $19.4 billion in March, reflecting
     72% of total mortgage purchases and issuances.

>  Total number of loan modifications were 12,141 in March 2011 and 35,158 for the three months ended
     March 31, 2011.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $4.1 billion in March.

>  Freddie Mac mortgage-related securities and other guarantee commitments decreased at an annualized rate of 5.3% in March.

>  Our single-family seriously delinquent rate decreased to 3.63% in March. Our multifamily delinquency rate remained flat at 0.36% in March.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $401 million in March. Duration gap averaged 0 months.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
								Conservator of Freddie Mac.

Mar 2010 [4]	$31,044	($18,890)	($29,080)	($16,926)	$2,225,654	(9.1%)	15.6%
Apr [4]	26,109	15,049	(35,667)	5,491	2,231,145	3.0%	19.2%
May	25,151	365	(33,045)	(7,529)	2,223,616	(4.0%)	17.8%
Jun	30,916	(250)	(32,408)	(1,742)	2,221,874	(0.9%)	17.5%
Jul	28,368	(500)	(35,028)	(7,160)	2,214,714	(3.9%)	18.9%
Aug	29,129	(231)	(38,466)	(9,568)	2,205,146	(5.2%)	20.8%
Sep	39,885	(4,307)	(48,645)	(13,067)	2,192,079	(7.1%)	26.5%
Oct	39,641	(49)	(51,563)	(11,971)	2,180,108	(6.6%)	28.2%
Nov	46,039	(1,248)	(52,889)	(8,098)	2,172,010	(4.5%)	29.1%
Dec	49,731	—	(56,882)	(7,151)	2,164,859	(4.0%)	31.4%

Full-Year 2010	411,811	(11,171)	(486,320)	(85,680)	2,164,859	(3.8%)	21.6%

Jan 2011	38,868	—	(52,069)	(13,201)	2,151,658	(7.3%)	28.9%
Feb	38,903	(1,173)	(37,571)	159	2,151,817	0.1%	21.0%
Mar	26,911	(2,253)	(33,003)	(8,345)	2,143,472	(4.7%)	18.4%

YTD 2011	$104,682	($3,426)	($122,643)	($21,387)	$2,143,472	(4.0%)	22.7%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs, REMICs and Other	Non-Freddie Mac Mortgage-
				Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5]	Sales	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [6]	Agreements [7]	Agreements [8]		Securities	Agency	Non-Agency	Loans	Balance

Mar 2010	$39,291	($5,688)	($12,531)	$753,321	34.5%	20.5%	$6,231	($11,093)	($4,862)	Mar 2010	$333,641	$61,643	$171,383	$186,654	$753,321
Apr	24,935	(5,402)	(15,588)	757,266	6.3%	24.8%	5,393	(7,540)	(2,147)	Apr	322,165	57,360	169,726	208,015	757,266
May	7,736	(2,885)	(14,013)	748,104	(14.5%)	22.2%	6,462	(6,782)	(320)	May	312,689	54,554	168,118	212,743	748,104
Jun	9,454	(3,273)	(14,776)	739,509	(13.8%)	23.7%	14,350	(14,053)	297	Jun	304,969	51,343	166,599	216,598	739,509
Jul	11,894	(11,131)	(14,336)	725,936	(22.0%)	23.3%	12,369	(15,103)	(2,734)	Jul	291,957	48,784	165,089	220,106	725,936
Aug	10,002	(6,312)	(13,956)	715,670	(17.0%)	23.1%	14,722	(12,720)	2,002	Aug	283,235	47,374	163,679	221,382	715,670
Sep	15,395	(6,515)	(14,302)	710,248	(9.1%)	24.0%	9,581	(7,706)	1,875	Sep	281,865	43,265	162,365	222,753	710,248
Oct	9,052	(3,180)	(13,257)	702,863	(12.5%)	22.4%	17,046	(13,104)	3,942	Oct	274,467	42,200	160,893	225,303	702,863
Nov	14,251	(4,742)	(13,678)	698,694	(7.1%)	23.4%	17,736	(6,749)	10,987	Nov	267,646	41,164	159,680	230,204	698,694
Dec	14,471	(2,466)	(13,825)	696,874	(3.1%)	23.7%	14,719	(5,009)	9,710	Dec	263,603	40,133	158,392	234,746	696,874

Full-Year 2010	159,060	(54,678)	(162,780)	696,874	(7.7%)	21.6%	129,309	(112,318)	16,991	Full-Year 2010	263,603	40,133	158,392	234,746	696,874

Jan 2011	15,304	(4,318)	(13,014)	694,846	(3.5%)	22.4%	15,707	(15,933)	(226)	Jan 2011	263,151	39,291	157,019	235,385	694,846
Feb	21,696	(8,997)	(11,365)	696,180	2.3%	19.6%	16,601	(14,062)	2,539	Feb	261,832	38,368	155,916	240,064	696,180
Mar	14,984	(7,515)	(11,611)	692,038	(7.1%)	20.0%	15,397	(15,875)	(478)	Mar	258,480	38,547	154,676	240,335	692,038

YTD 2011	$51,984	($20,830)	($35,990)	$692,038	(2.8%)	20.7%	$47,705	($45,870)	$1,835	YTD 2011	$258,480	$38,547	$154,676	$240,335	$692,038

Please see Endnotes on page 3.

TABLE 4 - FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,9]							TABLE 5 - OTHER DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [10]	Net Increase/ (Decrease)	Ending Balance [11]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Mar 2010 [4]	$31,011	($96,240)	($65,229)	$1,805,974	(41.8%)	61.7%	Mar 2010	$238,249	$40,827	($32,357)	$—	($45)	$593,174	$831,423
Apr	25,089	(35,019)	(9,930)	1,796,044	(6.6%)	23.3%	Apr	227,988	25,633	(32,224)	(1,255)	(92)	585,236	813,224
May	24,444	(32,287)	(7,843)	1,788,201	(5.2%)	21.6%	May	209,790	25,913	(21,851)	(3,056)	(369)	585,873	795,663
Jun	29,226	(30,093)	(867)	1,787,334	(0.6%)	20.2%	Jun	218,198	42,387	(42,099)	(500)	(31)	585,630	803,828
Jul	26,634	(33,233)	(6,599)	1,780,735	(4.4%)	22.3%	Jul	205,213	27,636	(45,457)	—	292	568,101	773,314
Aug	28,489	(36,513)	(8,024)	1,772,711	(5.4%)	24.6%	Aug	205,557	25,012	(36,311)	—	(119)	556,683	762,240
Sep	37,615	(46,630)	(9,015)	1,763,696	(6.1%)	31.6%	Sep	215,233	21,864	(51,443)	—	214	527,318	742,551
Oct	38,405	(50,389)	(11,984)	1,751,712	(8.2%)	34.3%	Oct	200,560	21,126	(23,039)	(745)	37	524,697	725,257
Nov	40,652	(51,402)	(10,750)	1,740,962	(7.4%)	35.2%	Nov	192,887	11,843	(14,729)	(359)	(133)	521,319	714,206
Dec	45,787	(55,161)	(9,374)	1,731,588	(6.5%)	38.0%	Dec	197,239	27,957	(17,916)	(442)	60	530,978	728,217

Full-Year 2010	393,037	(531,331)	(138,294)	1,731,588	(7.4%)	28.4%	Full-Year 2010	197,239	330,834	(359,248)	(6,927)	(461)	530,978	728,217

Jan 2011	39,071	(50,696)	(11,625)	1,719,963	(8.1%)	35.1%	Jan 2011	193,852	22,417	(22,270)	(200)	44	530,969	724,821
Feb	35,752	(38,246)	(2,494)	1,717,469	(1.7%)	26.7%	Feb	185,128	25,033	(21,787)	(2,648)	15	531,582	716,710
Mar	23,893	(31,448)	(7,555)	1,709,914	(5.3%)	22.0%	Mar	196,736	29,526	(28,751)	(90)	57	532,324	729,060

YTD 2011	$98,716	($120,390)	($21,674)	$1,709,914	(5.0%)	27.8%	YTD 2011	$196,736	$76,976	($72,808)	($2,938)	$116	$532,324	$729,060

TABLE 6 - DELINQUENCIES - TOTAL [13]					TABLE 7 - OTHER INVESTMENTS [15]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [16]

	Single-Family [14]			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Mar 2010	3.18%	8.87%	4.13%	0.22%	Mar 2010	$105,262	Mar 2010	$520	$476	$22	$19	0	0
Apr	3.15%	8.68%	4.06%	0.22%	Apr	85,698	Apr	397	—	20	—	0	—
May	3.15%	8.69%	4.06%	0.29%	May	77,184	May	455	—	28	—	0	—
Jun	3.08%	8.50%	3.96%	0.22%	Jun	107,467	Jun	396	415	20	23	0	0
Jul	3.03%	8.33%	3.89%	0.23%	Jul	91,349	Jul	81	—	33	—	0	—
Aug	2.99%	8.17%	3.83%	0.27%	Aug	90,592	Aug	35	—	28	—	0	—
Sep	2.97%	8.13%	3.80%	0.31%	Sep	78,160	Sep	159	91	16	26	0	0
Oct	2.99%	8.20%	3.82%	0.39%	Oct	66,792	Oct	237	—	14	—	0	—
Nov	3.01%	8.26%	3.85%	0.34%	Nov	63,589	Nov	437	—	34	—	0	—
Dec	3.01%	8.27%	3.84%	0.26%	Dec	82,082	Dec	449	377	27	25	0	0

					Full-Year 2010	82,082	Full-Year 2010	338	—	23	—	0	—

Jan 2011	2.99%	8.24%	3.82%	0.28%	Jan 2011	79,503	Jan 2011	563	—	31	—	(1)	—
Feb	2.97%	8.17%	3.78%	0.36%	Feb	74,411	Feb	383	—	17	—	0	—
Mar	2.85%	7.87%	3.63%	0.36%	Mar	87,212	Mar	401	448	15	21	0	0

					YTD 2011	$87,212	YTD 2011	$448	—	$21	—	0	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. As a result, our total Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) include liquidations of approximately $73 billion in March. Liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs.
In April 2010, sales and other activity in Table 1 include the amounts for approximately $18 billion of March mortgage loan purchases related to the (75-day) remittance cycle (where timing differences resulted in a reduction of the PC balance in March without a corresponding increase in the mortgage loan balance). Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the March 2010 total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	Includes purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio that totaled $7,313 million (based on unpaid principal balance) during March 2011. Purchases include net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools.
See Endnote 4. In April 2010, purchases in Table 2 include approximately $18 billion of mortgage loan purchases related to the March (75-day) remittance cycle.
(6)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(7)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(8)	As of March 31, 2011, we had net unsettled purchase (sale) agreements of approximately ($3,495) million. The ending balance of our mortgage-related investments portfolio as of March 31, 2011 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after March 31, 2011 would have been $688.5 billion.
(9)	Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance.
(10)	Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our annual report on Form 10-K dated February 24, 2011 because Table 4 includes other guarantee commitments described in Endnote 9.
(12)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.
(13)	Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans whose contractual terms have been modified under an agreement with the borrower are not counted as delinquent if the borrower is current under the modified terms. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. Since we include loans in the HAMP trial period as seriously delinquent in our statistical reporting, this results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.
(14)	On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company’s Web site, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of March 31, 2011, there were approximately $3.1 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.
(15)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.
(16)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.